UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 18, 2005

Plantronics, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	1-12696	77-0207692
(State or Other Jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

345 Encinal Street
Santa Cruz, California 95060
(Address of Principal Executive Offices)

(831) 426-5858
(Registrant's Telephone Number, Including Area Code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

On August 18, 2005, Plantronics, Inc. (“the Company”) filed a Current Report on Form 8-K reporting the completion of its acquisition of Altec Lansing Technologies, Inc. (“Altec Lansing”). This Amendment No. 1 is being filed to amend Item 9.01 of the subject Form 8-K in order to provide the required financial statements of Altec Lansing and the required pro forma financial information related to the Company’s acquisition of Altec Lansing.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

Financial Statements of Altec Lansing:

•	Report of Independent Registered Public Accounting Firm

•	Audited Consolidated Balance Sheet as of December 31, 2004, and Statement of Operations, Cash Flows, and Stockholders’ Equity for the year ended December 31, 2004

•	Unaudited Condensed Consolidated Balance Sheet as of June 30, 2005, and Statement of Operations and Cash Flows for the six months ended June 30, 2005 and 2004

(b)	Pro Forma Financial Information

•	Unaudited Pro Forma Condensed Combined Balance Sheet at June 30, 2005

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended March 31, 2005 and the three month period ended June 30, 2005

•	Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

(c)	Exhibits

Exhibit	Description

23.1	Consent of Independent Registered Public Accounting Firm
99.1	Altec Lansing Audited Consolidated Balance Sheet as of December 31, 2004, and Statement of Operations, Cash Flows, and Changes in Stockholders’ Equity for the year ended December 31, 2004
99.2	Altec Lansing Unaudited Condensed Consolidated Balance Sheet as of June 30, 2005, and Statement of Operations and Cash Flows for the six months ended June 30, 2005 and 2004
99.3	Unaudited Pro Forma Condensed Combined Balance Sheet at June 30, 2005, and Statement of Operations of the Company for the year ended March 31, 2005 and three months ended June 30, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

PLANTRONICS, INC.

Date: October 20, 2005	By:	/s/ Barbara Scherer
Barbara Scherer
Senior Vice President and Chief Financial Officer